SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                 --------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                       Date of Report: August 26, 1999
                        (Date of earliest event reported)


                       CITICORP MORTGAGE SECURITIES, INC.
                             (Packager and Servicer)
    (Issuer in Respect of the REMIC Pass-Through Certificates, Series 1999-5)
               (Exact name of registrant as specified in charter)

 Delaware                     333-72459                     13-3408713
--------------------------------------------------------------------------------
(State or other juris-       (Commission                 (I.R.S. Employer
diction of organization)      File Nos.)                 Identification No.)


909 Third Avenue, New York, New York            10043
------------------------------------            -----
(Address of principal executive offices)       (Zip Code)


Registrant's Telephone Number, including area code (212) 559-5328

--------------------------------------------------------------------------------
(Former name, former address and former fiscal year, if changed since last report.)

Item 2.        Acquisition or Disposition of Assets.

                       CITICORP MORTGAGE SECURITIES, INC.
                 REMIC Pass-Through Certificates, Series 1999-5
                    -----------------------------------------

                                 August 26, 1999

                    DETAILED DESCRIPTION OF THE MORTGAGE POOL
                     --------------------------------------
                          AND THE MORTGAGED PROPERTIES(1)
                        ---------------------------------

         On August 26, 1999, Citicorp Mortgage Securities, Inc. ("CMSI") transferred to the Trustee Mortgage Loans evidenced by Mortgage Notes with an aggregate Adjusted Balance outstanding (after deducting principal payments due on or before August 1, 1999) as of August 1, 1999 of $260,947,805.54. The Mortgage Loans were delivered in exchange for the Certificates, authenticated by the Trustee, evidencing 100% of the regular interests in the Trust. Distributions on the Certificates will be made by The Bank of New York, as paying agent, by wire transfer or by such other means as the person entitled thereto and CMSI shall agree. CMSI may repurchase all Mortgage Loans remaining in the Mortgage Pool pursuant to the Pooling Agreement if at the time of repurchase the aggregate Adjusted Balance of such Mortgage Loans is less than $13,047,390.28. Information below is provided with respect to all Mortgage Loans included in the Mortgage Pool.

         The total number of Mortgage Loans as of August 1, 1999 was 721. The weighted average Note Rate of the Mortgage Loans as of August 1, 1999 was 7.388%. The weighted average remaining term to stated maturity of the Mortgage Loans as of August 1, 1999 was 356.60 months. The weighted average original term to stated maturity of the Mortgage Loans as of August 1, 1999 was 359.18 months. All Mortgage Loans have original maturities of at least 17 but no more than 30 years. None of the Mortgage Loans were originated prior to May 1, 1988 or after August 1, 1999.

         None of the Mortgage Loans has a scheduled maturity later than August 1, 2029. Each Mortgage Loan has an original principal balance of not less than $40,200 nor more than $1,000,000. Mortgage Loans having an aggregate Adjusted Balance of $21,833,295 as of August 1, 1999 had loan-to-value ratios at origination in excess of 80%, but no Mortgage Loans had loan-to-value ratios in excess of 95%. The weighted average loan-to-value ratio at origination of the Mortgage Loans as of August 1, 1999 was 73.3%. No more than $2,747,384 of the Mortgage Loans are secured by Mortgaged Properties located in any one zip code. At least 96%(2) of the Mortgage Loans are secured by Mortgaged Properties determined by Citicorp Mortgage, Inc. to be the primary residence of the borrower ("Mortgagor"). The sole basis for such determination is either (a) a

--------
    (1) Capitalized terms used herein and not otherwise defined have the meaning assigned thereto in the Prospectus dated August 23, 1999, relating to the REMIC Pass-Through Certificates, Series 1999-5.

    (2) Such Percentages are expressed as a percentage of the aggregate Adjusted Balance of the Mortgage Loans having such characteristics relative to the Adjusted Balance of all Mortgage Loans.

representation by the Mortgagor at origination of the Mortgage Loan that the underlying property will be used for a period of at least 6 months every year or that he intends to use the underlying property as his primary residence, or (b) that the address of the underlying property is the Mortgagor's mailing address as reflected in Originator's records. No more than 1% of the Mortgage Loans are secured by investment properties.

         At least 99% of the Mortgage Loans will be Mortgage Loans originated using loan underwriting policies which require, among other things, proof of income and liquid assets and telephone verification of employment, or are refinanced Mortgage Loans originated using alternative or streamlined underwriting policies. No more than 43% of the Mortgage Loans will be refinanced Mortgage Loans originated using alternative or streamlined underwriting policies. See "Loan Underwriting Policies and Loss and Delinquency Considerations" in the Prospectus.

         All of the Mortgage Loans which had loan-to-value ratios greater than 80% at origination had primary mortgage insurance as of such date. In the case of the Mortgage Loans for which Additional Collateral (as defined in the Pooling Agreement) was pledged, taken as a group:
         (1) the number of such loans is 9; (2) have an aggregate Adjusted Balance of $3,176,941;
         (3) the weighted average loan-to-value ratio of such loans, taking into account the loanable value of the additional pledged collateral, is 74.9% and
         (4) the weighted average loan-to-value ratio of such loans, without taking into account the loanable value of the additional pledged collateral, is 94.4%.

         The Special Hazard Loss Amount as of August 1, 1999 was $2,747,384.00.

         The Fraud Loss Amount as of August 1, 1999 was $2,609,478.06

         The Bankruptcy Loss Amount as of August 1, 1999 was $101,500.00.

         The aggregate Initial Principal Amount of the Class A Certificates as of August 1, 1999 was $249,205,154.00.

         The aggregate Initial Principal Amount of the Class M Certificates as of August 1, 1999 was $6,132,200.00.

         The aggregate Initial Principal Amount of the Class B-1 Certificates as of August 1, 1999 was $2,218,100.00.

         The aggregate Initial Principal Amount of the Class B-2 Certificates as of August 1, 1999 was $1,174,200.00.

         The aggregate Initial Principal Amount of the Class B-3 Certificates as of August 1, 1999 was $913,400.00.

         The aggregate Initial Principal Amount of the Class B-4 Certificates as of August 1, 1999 was $652,300.00.

         The aggregate Initial Principal Amount of the Class B-5 Certificates as of August 1, 1999 was $652,451.54.

         The Subordinated Certificate Percentage is 4.500000111402%.*

         The Class M Subordination Percentage is 2.150028251202%.*

         The Class B-1 Subordination Percentage is 1.300011522604%.*

         The Class B-2 Subordination Percentage is 0.850036479675%.*

         The Class B-3 Subordination Percentage is 0.500004794944%.*

         The Class B-4 Subordination Percentage is 0.250031433930%.*


---------------------
    * Equal to the Initial Principal Amount thereof divided by the aggregate Adjusted Balance of the Mortgage Loans.

         The following tables set forth information regarding the Mortgage Loans as of August 1, 1999.

                     YEARS OF ORIGINATION OF MORTGAGE LOANS

                     Number of          Aggregate Principal
Year Originated      Loans             Balances Outstanding
---------------      ----              --------------------

    1988               1                            192,209
    1992               1                            252,880
    1995               3                            849,385
    1996               9                          3,106,435
    1997               1                            474,686
    1998               6                          1,264,452
    1999             700                        254,807,759
                     ---                        -----------

    Total            721                       $260,947,806
                     ===                       ============



                  TYPES OF DWELLINGS SUBJECT TO MORTGAGE LOANS

Type of                           Number of        Aggregate Principal
Dwelling Unit                      Loans          Balances Outstanding
-------------                      -----          --------------------
Detached houses                     644                 $234,264,466
Multi-family Dwellings*              10                    4,589,923
Townhouses                           18                    7,027,336
Condominium Units (one to
four stories high)                   22                    6,129,533
Condominium Units (over four
stories high)                         5                    1,540,957
Cooperative Units                    22                    7,395,591
                                     --                    ---------

Total                               721                 $260,947,806
                                    ===                 ============


------------------
* Multi-family dwellings are 2-family and 3-family

             NUMBER OF UNITS IN DWELLINGS SUBJECT TO MORTGAGE LOANS

Type of           Number of       Aggregate Principal
Dwelling Unit       Loans         Balances Outstanding
-------------       -----         --------------------
1-family             711               $256,357,882
2-family               8                  3,787,781
3-family               2                    802,143
                       -                    -------

Total                721               $260,947,806
                     ===               ============



                             SIZES OF MORTGAGE LOANS

Outstanding Principal             Number of      Aggregate Principal
Balance by Loan Size               Loans        Balances Outstanding
--------------------               -----
$149,999 and Under                   6             $    558,476
$150,000 through $199,999            2                  391,968
$200,000 through $249,999           13                3,126,773
$250,000 through $299,999          252               69,588,002
$300,000 through $349,999          163               53,149,566
$350,000 through $399,999          111               41,668,147
$400,000 through $449,999           53               22,666,211
$450,000 through $499,999           47               22,480,618
$500,000 through $549,999           19               10,058,931
$550,000 through $599,999           19               10,869,181
$600,000 through $649,999           11                6,933,688
$650,000 through $699,999           13                9,000,631
$700,000 through $749,999            0                        0
$750,000 through $799,999            3                2,341,020
$800,000 through $849,999            3                2,460,841
$850,000 through $899,999            2                1,797,889
$900,000 through $949,999            2                1,858,190
$950,000 through $999,999            2                1,997,674
                                     -                ---------

Total                              721             $260,947,806
                                   ===             ============

                  DISTRIBUTION OF MORTGAGE LOANS BY NOTE RATES

Mortgage Loan           Number of      Aggregate Principal
Note Rate                Loans        Balances Outstanding
---------                -----        --------------------
7.25% - 7.50%            614              $ 222,863,179
7.51% - 8.00%            101                 36,154,750
8.01% - 8.375%             6                  1,929,877
                           -                  ---------

Total                    721              $ 260,947,806
                         ===              =============



                        DISTRIBUTION OF MORTGAGE LOANS BY
                       LOAN-TO-VALUE RATIOS AT ORIGINATION

                          Number of          Aggregate Principal
Loan-to-Value Ratio        Loans            Balances Outstanding
-------------------        -----            --------------------
65.00% and Below           121                   $  48,775,002
65.001% - 75.000%          201                      73,371,083
75.001% - 80.000%          329                     116,968,426
80.001% - 85.000%            8                       2,346,717
85.001% - 90.000%           58                      18,351,782
90.001% - 95.000%            4                       1,134,796
                             -                       ---------

Total                      721                   $ 260,947,806
                           ===                   =============

                           GEOGRAPHIC DISTRIBUTION OF
                          MORTGAGED PROPERTIES BY STATE

                             Number of            Aggregate Principal
State                          Loans             Balances Outstanding
-----                          -----             --------------------
Alabama                          2                     $    930,902
Arizona                         10                        3,705,647
Arkansas                         1                          299,766
California                     346                      122,939,818
Colorado                        12                        4,242,661
Connecticut                     22                        7,494,306
Delaware                         1                          319,750
District of Columbia             5                        1,393,134
Florida                         21                        8,799,302
Georgia                         19                        6,746,536
Hawaii                           1                          560,559
Idaho                            1                          549,571
Illinois                        17                        6,058,723
Indiana                          1                          299,531
Iowa                             1                          394,412
Kansas                           2                          559,173
Kentucky                         1                          387,697
Louisiana                        2                          811,021
Maryland                        16                        6,020,511
Massachusetts                   23                        8,507,751
Michigan                         7                        2,723,870
Minnesota                        1                          526,337
Missouri                         4                        1,428,169
Nevada                           1                          297,784
New Hampshire                    1                          327,734
New Jersey                      28                        9,644,430
New Mexico                       2                          537,706
New York                        72                       27,647,930
North Carolina                  13                        5,546,056
Oregon                           2                          595,240
Pennsylvania                     2                          545,745
Rhode Island                     2                          778,779
South Carolina                   7                        2,336,933
Tennessee                        9                        2,975,495
Texas                           27                       10,411,661
Utah                             5                        1,602,449
Virginia                        24                        8,975,018
Washington                       9                        2,700,923
Wisconsin                        1                          324,776
                                 -                          -------

Total                          721                     $260,947,806
                               ===                     ============

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            CITICORP MORTGAGE SECURITIES, INC.
                                            (Registrant)

                                            By: /s/ Kathy Tillwitz
                                               -------------------
                                               Kathy Tillwitz
                                               Vice President


Dated: August 26, 1999